EXHIBIT 2


                          SECURITIES PURCHASE AGREEMENT


                  SECURITIES PURCHASE AGREEMENT, dated August 31, 2001 (this "AGREEMENT"), among EDS/SHL Corporation, a Delaware corporation (the "SELLER"), General Atlantic Partners 57, L.P., a Delaware limited partnership ("GAP LP"), and GAP Coinvestment Partners II, L.P., a Delaware limited partnership ("GAP COINVESTMENT" and, together with GAP LP, the "PURCHASERS").

                  WHEREAS, each of the Purchasers wishes to purchase from the Seller the aggregate number of shares of common stock, par value $0.001 per share, of Chordiant Software, Inc., a Delaware corporation (the "COMPANY"), set forth opposite the name of such Purchaser on SCHEDULE 1.1 hereto (the "PURCHASED SHARES").

                  NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

                                   ARTICLE I

                      PURCHASE AND SALE OF PURCHASED SHARES
                      -------------------------------------

                  1.1 PURCHASE AND SALE. Subject to the terms and conditions herein set forth, at the Closing (as defined below), the Seller agrees to sell to each of the Purchasers, and each of the Purchasers, severally and not jointly, agrees to purchase from the Seller, at a price per share equal to $2.75, the aggregate number of Purchased Shares set forth opposite the name of such Purchaser on SCHEDULE 1.1 hereto for the aggregate purchase price set forth opposite the name of such Purchaser on SCHEDULE 1.1 hereto.

                  1.2 CLOSING. The closing of the sale and purchase of the Purchased Shares (the "CLOSING") shall take place at 10:00 a.m., New York City time, on the date hereof, at the offices of the Purchasers or at such other time, place and date to which the Seller and the Purchasers may agree in writing (the "CLOSING DATE"). On the Closing Date, (a) the Seller shall wire to the Purchasers' DTC accounts designated in writing by the Purchasers the Purchased Shares being sold by the Seller to the Purchasers and take all other actions reasonably requested by the Purchasers to effectuate the valid transfer of the Purchased Shares on the books and records of the Company and (b) the Purchasers shall wire the aggregate purchase price for all of the Purchased Shares to an account of the Seller designated in writing by the Seller.

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                                                                               2

                                   ARTICLE II

                  REPRESENTATIONS AND WARRANTIES OF THE SELLER
                  --------------------------------------------

                  The Seller hereby represents and warrants to each of the Purchasers as follows:

                  2.1 EXISTENCE AND POWER. The Seller (a) is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation and (b) has all requisite power and authority to execute, deliver and perform its obligations under this Agreement.

                  2.2 AUTHORIZATION; NO CONTRAVENTION. The execution, delivery and performance by the Seller of this Agreement and the transactions contemplated hereby including, without limitation, the sale of the Purchased Shares by the Seller (a) have been duly authorized by all necessary corporate action and do not contravene the terms of the Seller's Certificate of Incorporation, as amended, and by-laws, as amended, as in effect on the date hereof; (b) do not violate, conflict with or result in any breach or contravention of, or the creation of any Lien (as hereinafter defined) under, any contractual obligation of the Seller, or any requirement of law applicable to the Seller, including federal or state securities laws; and (c) do not violate any judgment, injunction, unit, award, decree or order of any nature of any governmental authority (collectively, "ORDERS") against, or binding upon, the Seller. As used in this Agreement, "LIEN" means any mortgage, deed of trust, pledge, hypothecation, escrow, assignment, encumbrance, lien (statutory or other) or preference, priority, right of first offer or first refusal, exchange or option right, or other security interest or preferential arrangement of any kind or nature whatsoever.

                  2.3 TITLE TO SECURITIES. The Seller owns beneficially and of record the Purchased Shares and has good and valid title to the Purchased Shares, free and clear of all Liens. The Seller has the unrestricted power and authority to transfer the Purchased Shares to the Purchasers. Upon delivery to the Purchasers of the Purchased Shares and payment therefor, the Purchasers shall acquire good and valid title to such Purchased Shares, free and clear of all Liens, other than Liens created by the Purchasers.

                  2.4 GOVERNMENTAL AUTHORIZATION; THIRD PARTY CONSENTS. Assuming the representation and warranty of the Purchasers set forth in Section
3.3 is true with respect to the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act"), no approval, consent, compliance, exemption, authorization, or other action by, or notice to, or filing with, any governmental authority or any other person, and no lapse of a waiting period under any requirement of law is necessary or required in connection with the execution, delivery or performance by or enforcement against the Seller of this Agreement or the transactions contemplated hereby.

                  2.5 BINDING EFFECT. This Agreement has been duly executed and delivered by the Seller, and this Agreement constitutes the legal, valid and binding obligation of the Seller, enforceable against the Seller in accordance with its terms,

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                                                                               3

except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting the enforcement of creditors' rights generally or by general principles of equity relating to enforceability (regardless of whether considered in a proceeding at law or in equity).

                  2.6 PRIVATE OFFERING. No form of general solicitation or general advertising was used by the Seller or any of the Seller's representatives in connection with the offer or sale of the Purchased Shares. Assuming the representations and warranties of the Purchasers set forth in
Article III hereof are true, no registration of the Purchased Shares, pursuant to the provisions of the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (the "SECURITIES ACT") or any state securities or "blue sky" laws, will be required by the offer or sale of the Purchased Shares.

                                  ARTICLE III

                REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS
                ------------------------------------------------

                  Each of the Purchasers hereby represents and warrants (severally and not jointly) to the Seller as follows:

                  3.1 EXISTENCE AND POWER. Such Purchaser (a) is a limited partnership, or limited liability company, duly organized, validly existing and in good standing under the laws of its jurisdiction of organization and (b) has all requisite power and authority to execute, deliver and perform its obligations under this Agreement.

                  3.2 AUTHORIZATION; NO CONTRAVENTION. The execution, delivery and performance by such Purchaser of this Agreement (a) have been duly authorized by all necessary partnership or limited liability company action and do not contravene the terms of such Purchaser's constituent documents as in effect on the date hereof; (b) do not violate, conflict with or result in any breach or contravention of, or the creation of any Lien under, any contractual obligation of such Purchaser or any requirement of law applicable to such Purchaser, including federal or state securities laws; and (c) do not violate any Orders against, or binding upon, such Purchaser.

                  3.3 GOVERNMENTAL AUTHORIZATION; THIRD PARTY CONSENTS. No approval, consent, compliance, exemption, authorization or other action by, or notice to, or filing with, any governmental authority or any other person, and no lapse of a waiting period under any requirement of law, including any filing or lapse of a waiting period under the HSR Act, is necessary or required in connection with the execution, delivery or performance by, or enforcement against, such Purchaser of this Agreement and the transactions contemplated hereby.

                  3.4 BINDING EFFECT. This Agreement has been duly executed and delivered by such Purchaser and this Agreement constitutes the valid and binding obligation of such Purchaser, enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization,

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                                                                               4

fraudulent conveyance or transfer, moratorium or similar laws affecting the enforcement of creditors' rights generally or by equitable principles relating to enforceability (regardless of whether considered in a proceeding at law or in equity).

                  3.5 PURCHASE FOR OWN ACCOUNT. The Purchased Shares to be acquired by such Purchaser pursuant to this Agreement are being acquired for its own account and with no intention of distributing or reselling such Purchased Shares or any part thereof in any transaction that would be in violation of the securities laws of the United States of America, or any state, without prejudice, however, to the rights of such Purchaser at all times to sell or otherwise dispose of all or any part of such Purchased Shares under an effective registration statement under the Securities Act, or under an exemption from such registration available under the Securities Act, and subject, nevertheless, to the disposition of such Purchaser's property being at all times within its control. If such Purchaser should in the future decide to dispose of any of the Purchased Shares, such Purchaser understands and agrees that it may do so only in compliance with the Securities Act. Such Purchaser has no knowledge of any material, nonpublic information about the Company.

                  3.6 RESTRICTED SECURITIES. Such Purchaser understands that the Purchased Shares may not be registered under the Securities Act for the reason that the sale provided for in this Agreement may be effectuated in reliance upon the exemption set forth in Section 4(2) of the Securities Act and that any reliance of the Seller on such exemption is predicated in part on such Purchaser's representations set forth herein. Such Purchaser represents that it is experienced in evaluating companies such as the Company, has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investment and has the ability to suffer the total loss of its investment.

                  3.7 ACCREDITED INVESTOR. Such Purchaser is an "ACCREDITED INVESTOR" within the meaning of Rule 501 of Regulation D under the Securities Act.

                                   ARTICLE IV

                                   CONDITIONS
                                   ----------

                  4.1 CONDITIONS TO THE OBLIGATION OF THE PURCHASERS TO CLOSE. The obligation of the Purchasers to purchase the Purchased Shares, to pay the purchase price therefor at the Closing and to perform any obligations hereunder shall be subject to the satisfaction as determined by, or waiver by, the Purchasers of the following condition on or before the Closing Date: The Seller shall have taken all actions necessary to effectuate the valid transfer of the Purchased Shares being purchased by the Purchasers, including wiring the Purchased Shares to the Purchasers' DTC accounts, and shall have provided satisfactory evidence thereof to the Purchasers.

                  4.2 CONDITION TO THE OBLIGATIONS OF THE SELLER TO CLOSE. The obligation of the Seller to sell the Purchased Shares and to perform its other obligations hereunder shall be subject to the satisfaction as determined by, or waiver by, the Seller of the

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                                                                               5

following conditions on or before the Closing Date: Each Purchaser shall have paid the aggregate purchase price for the Purchased Shares to be purchased by such Purchaser.

                                   ARTICLE V

                                  MISCELLANEOUS
                                  -------------

                  5.1 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All of the representations and warranties of the Seller made herein shall survive the execution and delivery of this Agreement.

                  5.2 NOTICES. All notices, demands and other communications provided for or permitted hereunder shall be made in writing and shall be by registered or certified first-class mail, return receipt requested, telecopier, courier service or Personal delivery:

                                    if to the Seller:

                                    EDS/SHL Corporation
                                    5400 Legacy Drive, Mail Stop H3-3A-05
                                    Plano, Texas 75024
                                    Telecopy: (972) 605-5613
                                    Attention: General Counsel

                                    if to the Purchasers:

                                    c/o General Atlantic Service Corporation
                                    3 Pickwick Plaza
                                    Greenwich, CT 06830
                                    Telecopy: (203) 622-8818
                                    Attention: Matthew Nimetz

                                    with a copy to:

                                    Paul, Weiss, Rifkind, Wharton & Garrison
                                    1285 Avenue of the Americas
                                    New York, NY 10019-6064
                                    Telecopy: (212) 757-3990
                                    Attention:  Douglas A. Cifu, Esq.

                  All such notices, demands and other communications shall be deemed to have been duly given when delivered by hand, if personally delivered; when delivered by courier, if delivered by commercial courier service; five (5) business days after being deposited in the mail, postage prepaid, if mailed; and when receipt is mechanically acknowledged, if telecopied.

                  5.3 SUCCESSORS AND ASSIGNS; THIRD-PARTY BENEFICIARIES. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of the parties hereto. Subject to applicable securities laws and the terms and

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                                                                               6

conditions thereof, each of the Purchasers may assign any of its rights under this Agreement to any of its affiliates (as defined in Rule 12b-2 of the general rules and regulations under the Securities Exchange Act of 1934, as amended). The Seller may not assign any of its or his rights under this Agreement without the written consent of the Purchasers. No Person other than the parties hereto and their successors and permitted assigns is intended to be a beneficiary of this Agreement.

                  5.4      AMENDMENT AND WAIVER.

                          (a)       No failure or delay on the part of the
Seller or any Purchaser in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies provided for herein are cumulative and are not exclusive of any remedies that may be available to the Seller or the Purchasers at law, in equity or otherwise.

                          (b)       Any amendment, supplement or modification of
or to any provision of this Agreement, any waiver of any provision of this Agreement, and any consent to any departure by the Seller or any Purchaser from the terms of any provision of this Agreement, shall be effective (i) only if it is made or given in writing and signed by the Seller and the Purchasers, and
(ii) only in the specific instance and for the specific purpose for which made or given.

                  5.5 COUNTERPARTS. This Agreement may be executed in counterparts, and shall be deemed to have been duly executed and delivered by all parties when each party has executed a counterpart hereof and delivered an original or facsimile copy thereof to the other party. Each such counterpart hereof shall be deemed to be an original, and all of such counterparts together shall constitute one and the same instrument.

                  5.6 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAW THEREOF.

                  5.7 SEVERABILITY. If any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired, unless the provisions held invalid, illegal or unenforceable shall substantially impair the benefits of the remaining provisions hereof.

                  5.8 HEADINGS; RULES OF CONSTRUCTION. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof. Unless the context otherwise requires, references to sections or subsections refer to sections or subsections of this Agreement.

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                                                                               7

                  5.9 ENTIRE AGREEMENT. This Agreement, together with any exhibits and schedules hereto is intended by the parties as a final expression of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein. There are no restrictions, promises, representations, warranties or undertakings, other than those set forth or referred to herein or therein. This Agreement, together with the exhibits and schedules hereto, supersedes all prior agreements and understandings between the parties with respect to such subject matter.

                  5.10 PAYMENT OF FEES. Each party shall pay its own fees and expenses incurred in connection with this Agreement or otherwise.

                  5.11 FURTHER ASSURANCES. Each of the parties shall execute such documents and perform such further acts as may be reasonably required or desirable to carry out or to perform the provisions of this Agreement.

                  IN WITNESS WHEREOF, the undersigned have executed, or have caused to be executed, this Agreement on the date first written above.


                                   EDS/SHL CORPORATION


                                   By:  /s/ Scott J. Kranz
                                        ---------------------------------------
                                        Name:   Scott J. Kranz
                                        Title:  Vice President, Treasurer


                                   GENERAL ATLANTIC PARTNERS 57, L.P.

                                   By:  General Atlantic Partners, LLC,
                                        its General Partner


                                   By:  /s/ Steven A. Denning
                                        ---------------------------------------
                                        Name:   Steven A. Denning
                                        Title:  A Managing Member


                                   GAP COINVESTMENT PARTNERS II, L.P.


                                   By:  /s/ Steven A. Denning
                                        ---------------------------------------
                                        Name:   Steven A. Denning
                                        Title:  A General Partner

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                                                                               9

                                                                    SCHEDULE 1.1
                                                                    ------------


                       PURCHASED SHARES AND PURCHASE PRICE
                       -----------------------------------



PURCHASER                       PURCHASED SHARES                PURCHASE PRICE
---------                       ----------------                --------------

GAP LP                               1,986,223                   $5,462,113.25

GAPCO II                              435,652                     1,198,043.00

Total                                2,421,875                   $6,660,156.25